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                          REGISTRATION RIGHTS AGREEMENT

                                     BETWEEN

                         CNL HOSPITALITY PARTNERS, L.P.

                                       AND

                            HERSHA HOSPITALITY TRUST



                              DATED  April 21, 2003


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
                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I     DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . .     1
   1.1        DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . .     1

ARTICLE II    REGISTRATION RIGHTS. . . . . . . . . . . . . . . . . . . . .     3
   2.1        Demand Registration. . . . . . . . . . . . . . . . . . . . .     3
   2.2        Piggyback Registration . . . . . . . . . . . . . . . . . . .     4
   2.3        Form S-3 . . . . . . . . . . . . . . . . . . . . . . . . . .     7

ARTICLE III   REGISTRATION PROCEDURES. . . . . . . . . . . . . . . . . . .     7
   3.1        Filings; Information . . . . . . . . . . . . . . . . . . . .     7
   3.2        Registration Expenses. . . . . . . . . . . . . . . . . . . .    10

ARTICLE IV    INDEMNIFICATION AND CONTRIBUTION     11
   4.1        Indemnification By HT. . . . . . . . . . . . . . . . . . . .    11
   4.2        Indemnification By Selling Holders . . . . . . . . . . . . .    11
   4.3        Conduct Of Indemnification Proceedings . . . . . . . . . . .    12
   4.4        Contribution . . . . . . . . . . . . . . . . . . . . . . . .    13

ARTICLE V     MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . .    13
   5.1        Participation In Underwritten Registrations. . . . . . . . .    13
   5.2        Rule 144 . . . . . . . . . . . . . . . . . . . . . . . . . .    14
   5.3        Market Stand-Off . . . . . . . . . . . . . . . . . . . . . .    14
   5.4        Amendments, Waivers, Etc . . . . . . . . . . . . . . . . . .    14
   5.5        Counterparts . . . . . . . . . . . . . . . . . . . . . . . .    14
   5.6        Entire Agreement . . . . . . . . . . . . . . . . . . . . . .    14
   5.7        Articles, Sections . . . . . . . . . . . . . . . . . . . . .    14
   5.8        Governing Law. . . . . . . . . . . . . . . . . . . . . . . .    15
   5.9        Assignment of Registration Rights. . . . . . . . . . . . . .    15
   5.10       Parties in Interest. . . . . . . . . . . . . . . . . . . . .    15
   5.11       Notices. . . . . . . . . . . . . . . . . . . . . . . . . . .    15
   5.12       Headings . . . . . . . . . . . . . . . . . . . . . . . . . .    16
   5.13       Specific Enforcement . . . . . . . . . . . . . . . . . . . .    16


                                       (i)

          This  REGISTRATION  RIGHTS  AGREEMENT  (the  "Agreement"), dated as of
                                                        ---------
April 21, 2003, is by and between CNL Hospitality Partners, L.P., a Delaware limited partnership ("CHP") and Hersha Hospitality Trust, a Maryland real estate
                      ---
investment  trust,  ("HT").
                      --

          WHEREAS, CHP, HT, and Hersha Hospitality Limited Partnership, a limited partnership organized under the laws of the Commonwealth of Virginia ("HLP"), entered into that certain Securities Purchase Agreement dated as of
  ---
April  21,  2003  (the  "Securities  Purchase Agreement") and that certain Joint
                         ------------------------------
Venture  Agreement  between  HLP  and CHP dated as of April 21, 2003 (the "Joint
                                                                           -----
Venture  Agreement");
------------------

          WHEREAS, pursuant to the Securities Purchase Agreement, HLP issued and sold to CHP and CHP purchased HLP's Preferred Units convertible into shares of HT's Series A Preferred Shares (as defined herein) and Class A Shares (as defined herein);

          WHEREAS, it is a condition precedent to the closing of the transactions contemplated by the Securities Purchase Agreement that the parties hereto execute and deliver this Agreement;

          NOW, THEREFORE, in consideration of the mutual premises, agreements and covenants contained in this Agreement, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

     1.1     DEFINITIONS.  Unless  otherwise  indicated  to  the  contrary,
             -----------
capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Securities Purchase Agreement. In addition, the following terms, as used herein, have the following meanings:

          "Business Day" means any day except a Saturday, Sunday or other day on
           ------------
which  banks  in  New  York,  New  York  are  authorized  by  law  to  close.

          "Class  A Shares" means HT's Priority Class A Common Shares, par value
           ---------------
$.01  per  share.

          "Commission"  means  the  Securities  and  Exchange  Commission.
           ----------

          "Demand  Registration"  means  a registration under the Securities Act
           --------------------
(as  hereinafter  defined)  requested  in  accordance  with  Section 2.1 hereof.

          "Exchange  Act" means the Securities Exchange Act of 1934, as amended,
           -------------
and  the  rules  and  regulations  promulgated  by  the  Commission  thereunder.

          "Holders"  or  "Holder,"  as appropriate, means the Initial Holder and
           -------        ------
any direct or indirect transferee of any Registrable Securities held by any such Persons.

          "Initial  Holder"  means  CHP.
           ---------------

          "Person"  or "Persons" means any individual, corporation, partnership,
           ------       -------
limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or other entity or government or other agency or political subdivision thereof.

          "Piggyback  Registration"  has  the  meaning set forth in Section 2.2.
           -----------------------

          "Registrable  Securities"  means  (i)  any  Series  A Preferred Shares
           -----------------------
acquired by the Initial Holder or its transferees in connection with the conversion or exchange of the Preferred Units, (ii) any Class A Shares acquired by the Initial Holder or its transferees in connection with the conversion or exchange of the Preferred Units or Series A Preferred Shares, and (iii) any other security beneficially owned by a Holder that was issued or is issuable with respect to the Series A Preferred Shares and/or the Class A Shares by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, issued, such securities shall only cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities has been declared effective by the Commission and all such Registrable Securities have been disposed of under such registration statement, (b) all such Registrable Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act are met, (c) such time as all such Registrable Securities have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and HT has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (d) in the opinion of counsel to HT, which counsel, if other than the counsel listed in Section 5.11 hereof, shall be reasonably acceptable to the Holders, all such Registrable Securities may be sold by the Holders without registration and without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

          "Registration  Expenses"  has  the  meaning  set forth in Section 3.2.
           ----------------------

          "Requesting  Holders"  has  the  meaning  set  forth  in  Section 2.1.
           -------------------

          "Rule  144"  means  Rule 144 (or any successor rule of similar effect)
           ---------
promulgated  under  the  Securities  Act.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules  and  regulations  promulgated  by  the  Commission  thereunder.

          "Selling  Holder"  means  any  Holder  who  is  selling  Registrable
           ---------------
Securities  pursuant  to  a  public  offering  registered  hereunder.

          "Series  A Preferred Shares" means shares of HT's Series A Convertible
           --------------------------
Preferred  Shares,  par  value,  $.01  per  share.

          "Underwriter"  means a securities dealer who purchases any Registrable
           -----------
Securities as a principal for the resale of such securities and not as part of such dealer's market-making activities.

                                   ARTICLE II

                               REGISTRATION RIGHTS
                               -------------------

     2.1     Demand  Registration.
             --------------------

          (a) The Holders of at least a majority of the then outstanding Registrable Securities (subject to Section 2.1(d) below) may make up to two written requests to HT to register their Registrable Securities during each twelve month period (each such Holder making such request being referred to hereinafter as a "Requesting Holder"), under the Securities Act and under the
                     -----------------
securities or "blue sky" laws of any jurisdiction reasonably designated by such Requesting Holder (a "Demand Registration"), which may, at the election of the
                        -------------------
Requesting Holder, include all or any portion of the Registrable Securities held by such Requesting Holder unless in the case of an underwritten offering, the managing Underwriter advises that shares should be excluded (in which case such Registrable Securities shall be excluded in accordance with the provisions of this Section 2.1 below). Within ten (10) Business Days after receipt by HT of such a written registration request, HT shall promptly give written notice to all other Holders of the proposed demand registration, and such other Holders shall have the right to join in the proposed registration and sale, upon written request to HT within ten (10) Business Days after receipt of such notice from HT (such participating Holder additionally, hereinafter referred to as a "Requesting Holder"). At the request of the Requesting Holders, HT shall use its
 -----------------
commercially reasonable efforts to cause each offering pursuant to this Section to be managed, on a firm commitment basis, by a recognized regional or national Underwriter selected by the Requesting Holders and approved by HT, such approval not to be unreasonably withheld. HT shall use its commercially reasonable efforts to cause such Demand Registration to become effective not later than three (3) months after it receives an initial request for a Demand Registration and to remain continuously effective for a period of at least one-hundred thirty-five (135) days from the effective date of such Demand Registration Statement or such shorter period which shall terminate when all of the Registrable Securities covered by the Demand Registration Statement have been sold pursuant thereto. HT shall not be required to effect more than two Demand Registrations at the request of the Holders in any twelve month period; provided, however, that any such request shall only be deemed the use of one of the two Demand Registrations hereunder, when a registration statement covering not less than seventy-five percent (75%) of the Registrable Securities specified in notices requesting registration are included for sale in the Demand for Registration Statement that has been declared.

          (b) If a Demand Registration Statement involves an underwritten offering and the managing Underwriter advises HT in writing that, in its opinion, the number of securities requested to be included in such Demand Registration Statement exceeds the number which can be sold without materially and adversely affecting the offering, HT will include in such Demand Registration Statement the number of such securities which HT is so advised can be sold in such offering without materially and adversely affecting the offering, determined as follows:

               (i) first, for each Requesting Holder, such number of securities as is determined by multiplying (x) the securities that are able to be registered as determined by the managing Underwriter, by (y) the fraction of (A) the aggregate number of securities of HT that such Requesting Holder proposes to include in such registration divided by (B) the total number of securities proposed to be sold in such offering by all Requesting Holders initiating the Demand Registration;

               (ii) second, for each remaining holder of HT's securities who holds contractual piggyback registration rights, other than the holders described above in clause (i), if any, such number of securities that is determined by multiplying (x) the remaining securities that are able to be registered as determined by the managing Underwriter, by (y) the fraction of (A) the number of the securities of HT that such holder proposes to include in such registration divided by (B) the total remaining number of securities proposed to be sold in such offering by all such holders exercising piggybank registration rights; and

               (iii) third, for HT and each remaining holder of HT's securities other than the holders described above in clauses (i), and (ii), if any, who are permitted by HT to so participate, such number of securities as is determined by multiplying (x) the remaining number of securities that are able to be registered as determined by the managing Underwriter, by (y) the fraction of (A) the number of the securities of HT that HT and such holder proposes to include in such registration divided by
     (B) the total remaining number of securities proposed to be sold in such offering by HT and all such remaining holders.

          (c)     If  at  the  time  of  any  demand  to  register  Registrable
Securities pursuant to this Section 2.1, HT is engaged in, or has plans to engage in (demonstrated by previously adopted resolutions of HT's Board of Trustees to such effect or a signed engagement letter or letter of intent with respect to such action) within three (3) months of the time of such request, a registered public offering or is engaged in any other significant action which, in the good faith determination of HT's Board of Trustees, would be adversely affected by the requested registration to the material detriment of HT, then HT may at its option direct that such request be delayed for a reasonable period not in excess of ninety (90) days from the effective date of such offering or the date of completion of such other material activity, as the case may be, such right to delay a request under this Section to be exercised by HT not more than once in any one-year period.

          (d) HT shall not be required to file a Registration Statement pursuant to this Section 2.1 unless the Holder or Holders demanding such registration propose to dispose of shares of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least the lower of $1,000,000 or, 10% of the fair market value of the Registrable Securities.

     2.2     Piggyback  Registration.
             -----------------------

          (a) If HT proposes to file a registration statement under the Securities Act with respect to an offering or sale of Class A Shares or Series A Preferred Shares for its own account or for the account of another Person (other than a registration statement on Form S-4 or S-8 (or any substitute form or rule, respectively, that may be adopted by the Commission)), HT shall give written notice of such proposed filing to the Holders as soon as reasonably practicable (but in no event less than 30 days before the anticipated filing date), undertaking to provide each

Holder the opportunity to register on the Same terms and conditions such number of shares of Registrable Securities as such Holder may request (a "Piggyback
                                                                       ---------
Registration").  Each  Holder will have 20 days after receipt of any such notice
------------
to notify HT as to whether it wishes to participate in a Piggyback Registration (which notice shall not be deemed to be a request for a Demand Registration); provided that should a Holder fail to provide timely notice to HT, such Holder will forfeit any rights to participate in the Piggyback Registration with respect to such proposed offering. If HT or the Person for whose account such offering is being made shall determine in its sole discretion not to register or to delay the proposed offering, HT shall, provide written notice of such determination to the Holders and (i) in the case of a determination not to effect the proposed offering, shall thereupon be relieved of the obligation to register such Registrable Securities in connection therewith, and (ii) in the case of a determination to delay a proposed offering, shall thereupon be permitted to delay registering such Registrable Securities for the same period as the delay in respect of the proposed offering. As between HT or any other Person for whose account any such offering is being made, on the one hand, and the Holders, exercising piggyback rights hereunder, on the other hand, HT or such other Person, as the case may be, with the consent of the Holders exercising piggyback rights hereunder (which consent shall not be unreasonably withheld), shall be entitled to select the Underwriters in connection with any Piggyback Registration.

          (b) If the managing Underwriter advises HT that the inclusion of Registrable Securities would materially adversely affect the offering (it being agreed that variations in class or series of Registrable securities to be included in such registration statement shall not be deemed to materially and adversely affect the offering), HT shall include in such registration statement, as to each Holder and any other Person or Persons having a contractual right to request their shares be included in such registration, that number of securities which HT is so advised can be sold in such offering without materially and adversely affecting the offering, determined as follows:

      (i)      In the event HT initiated such registration:

          1. first, for the Holders electing to participate in such registration, such number of securities equal to fifty percent (50%) of the number of securities able to be registered as determined by the managing Underwriter provided however, that upon the one time election of HT during each seven-hundred and thirty (730) day period of time hereunder, thirty percent (30%) of the number of securities able to be registered as determined by the managing Underwriter;

          2. second, for HT, the remaining number of securities able to be registered as determined by the managing Underwriter; and

          3. third, for each remaining Holder of HT's securities who holds contractual piggyback registration rights, other than the Holders described above in clauses (1) and (2), the fraction of such holder's securities proposed to be registered which is obtained by dividing (i) the remaining number of the securities of HT that such holder proposes to include in such registration by (ii) the total remaining number of securities proposed to be sold in such offering by all such holders; and

          4. fourth, for each remaining holder of HT's securities, other than the holders described above in clauses (1), (2) and (3), if any, who are permitted by HT to so participate, such number of securities as is determined by multiplying (a) the remaining securities able to be registered as determined by the managing Underwriter, by (b) the fraction obtained by dividing (i) the number of the securities of HT that such holder proposes to include in such registration by (ii) the total number of securities proposed to be sold in such offering by all such remaining holders.

     (ii) In the event a shareholder other than a Holder initiated such registration pursuant to a contractual demand registration right:

          1. first, for the Holders electing to participate in such registration, such number of securities equal to seventy-five percent (75%) of the number of securities able to be registered as determined by the managing Underwriter;

          2. Second, for the shareholders who are not Holders hereunder, the remaining number of securities able to be registered as determined by the managing Underwriter;

          3. third, for each remaining holder of HT's securities who holds contractual piggyback registration rights, other than the holders described above in clauses (1) and (2), the fraction of such holder's securities proposed to be registered which is obtained by dividing (i) the remaining number of the securities of HT that such holder proposes to include in such registration by (ii) the total remaining number of securities proposed to be sold in such offering by all such holders; and

          4. fourth, for each remaining holder of HT's securities, other than the holders described above in clauses (1), (2) and (3), if any, who are permitted by HT to so participate, such number of securities as is determined by multiplying (a) the remaining securities able to be registered as determined by the managing Underwriter, by (b) the fraction obtained by dividing (i) the number of the securities of HT that such holder proposes to include in such registration by (ii) the total number of securities proposed to be sold in such offering by all such remaining holders.

     If as a result of the provisions of this Section 2.2(b) any Holder shall not be entitled to include all of its Registrable Securities in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder's request to include its Registrable Securities in such registration statement prior to its effectiveness.

     2.3     Form  S-3.  HT  shall use its reasonable efforts to qualify, and to
             ---------
thereafter remain qualified, for registration on Form S-3 or its successor form. After HT has qualified for the use of Form S-3, Holders of not less than twenty percent (20%) of the then outstanding Registrable Securities shall have the right at any time to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of shares by such Holders), subject only to the following:

               (i) HT shall not be required to file an S-3 Registration Statement pursuant to this Section 2.3 within ninety (90) days after the effective date of any registration referred to in Sections 2.1 or 2.2 above.

               (ii) HT shall not be required to file a Registration Statement pursuant to this Section 2.4 unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least the lower of $1,000,000 or, 10% of the fair market value of the Registrable Securities.

               (iii) If at the time of any request to register Registrable Securities pursuant to this Section 2.3, HT is engaged in, or has plans to engage in (demonstrated by previously adopted resolutions of HT's Board of Trustees to such effect or a signed engagement letter with a proposed Underwriter) within three months of the time of such request, a registered public offering or is engaged in any other significant action which, in the good faith determination of HT's Board of Trustees, would be adversely affected by the requested registration to the material detriment of HT , then HT may at its option direct that such request be delayed for a reasonable period not in excess of one hundred twenty (120) days from the effective date of such offering or the date of completion of such other material activity, as the case may be, such right to delay a request under this Section to be exercised by HT not more than once in any one-year period.

               (iv) HT shall give written notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 2.3 and shall provide a reasonable opportunity for other Holders to participate in the registration. At the written request of the Holders requesting such registration, such registration shall be for a delayed or continuous offering under Rule 415 under the Securities Act. Subject to the provisions of Section 3.1 hereof, HT will use its reasonable efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested pursuant to this Section 2.3 by the Holder or Holders of such Registrable Securities for purposes of disposition.

                                   ARTICLE III

                             REGISTRATION PROCEDURES
                             -----------------------

     3.1     Filings;  Information.  In  connection  with  the  registration  of
             ---------------------
Registrable Securities pursuant to Section 2.1 and Section 2.2 hereof, HT will use all commercially reasonable efforts to effect the registration of such Registrable Securities as promptly as is reasonably practicable, and in connection with any such request:

          (a) HT will expeditiously prepare and file with the Commission a registration statement on any form for which HT then qualifies and which counsel for HT shall deem appropriate and available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its commercially reasonable efforts to cause such filed registration statement to become and remain effective with respect to any Demand Registration or Piggyback Registration, for such period, equal to at least ninety (90) days, as may be reasonably necessary to effect the sale of such securities, HT may require Selling Holders to promptly furnish in writing to HT such information regarding such Selling Holders, the plan of distribution of the Registrable Securities and other information as HT may be legally required to disclose in connection with such registration.

          (b) HT will, if requested, prior to filing such registration statement or any amendment or supplement thereto, furnish to the Selling Holders, and each applicable managing Underwriter, if any, copies thereof, and thereafter furnish to the Selling Holders and each such Underwriter, if any, such number of copies of such registration statement, amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus) as the Selling Holders or each such Underwriter may reasonably request in order to facilitate the sale of the Registrable Securities by the Selling Holders.

          (c) After the filing of the registration statement, HT will promptly notify the Selling Holders of any stop order issued or, to HT's knowledge, threatened to be issued by the Commission and use its commercially reasonable efforts to prevent the entry of such stop order or to remove it if entered.

          (d) In addition to the requirements imposed on HT elsewhere herein, HT will use its commercially reasonable efforts to qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as the Selling Holders may reasonably request; keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective; and do any and all other acts and things which may be necessary or advisable to enable each Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder in such jurisdictions; provided that HT will not be required to (i) qualify to generally do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.1(d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction.

          (e) HT will as promptly as is practicable notify the Selling Holders, at any time when a prospectus relating to the sale of the Registrable Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, of the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and promptly make available to the Selling Holders and to the Underwriters any such supplement or amendment. Upon receipt of any notice of the occurrence of any event of the kind described in the preceding sentence, the Selling Holders will forthwith discontinue the offer and sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until receipt by the Selling Holders and the Underwriters of the copies of such supplemented or amended prospectus and, if so directed by HT, the Selling Holders shall deliver to HT all copies, other than permanent file copies then in the possession of the Selling Holders, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event HT shall give such notice, HT shall extend the period during which such registration statement shall be maintained effective as provided in Section 3.1(a) hereof by the number of days during the period from and including the date of the giving of such notice to the date when HT shall make available to the Selling Holders such supplemented or amended prospectus. Furthermore, in the event HT shall give such notice, HT shall, as promptly as is practical, prepare a supplement or post-effective amendment to the registration statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (f) HT will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions (including, without limitation, participation in road shows and investor conference calls) as are required in order to expedite or facilitate the sale of such Registrable Securities.

          (g) At the request of any Underwriter in connection with an underwritten offering, HT will furnish (i) an opinion of counsel, addressed to the Underwriters, covering such customary matters as the managing Underwriter may reasonably request and (ii) a comfort letter or comfort letters from HT's independent public accountants covering such customary matters as the managing Underwriter may reasonably request.

          (h) If requested by the managing Underwriter or any Selling Holder, HT shall promptly incorporate in a prospectus supplement or post effective amendment such information as the managing Underwriter or any Selling Holder reasonably requests to be included therein, including without limitation, with respect to the Registrable Securities being sold by such Selling Holder, the purchase price being paid therefor by the Underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post effective amendment.

          (i) HT shall promptly make available for inspection by any Selling Holder or Underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such Selling Holder or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate
      ----------
documents  and  properties  of  HT  (collectively,  the  "Records"),  as  shall
                                                          -------
reasonably be necessary to enable them to exercise their due diligence responsibility, and cause HT's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, however, that unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction,

HT shall not be required to provide any information under this subparagraph (i) if (A) HT believes, after consultation with counsel for HT, that to do so would cause HT to forfeit an attorney-client privilege that was applicable to such information or (B) if HT has requested and been granted from the Commission confidential treatment of such information contained in any filing with the Commission or documents provided supplementally or otherwise.

          (j) HT shall cause the Class A Common Shares included in any registration statement to be listed on each securities exchange on which securities issued by HT are then listed, if the Registrable Securities so qualify.

          (k) HT shall provide a CUSIP number for the Registrable Securities included in any registration statement not later than the effective date of such registration statement.

          (l) HT shall cooperate with each Selling Holder and each Underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

          (m) HT shall participate in any financial roadshow organized for purposes of publicizing the sale or other disposition of the Registrable Securities. Such participation shall include, but not be limited to, dispatch by HT of personnel to assist in each presentation made during the roadshow, and provision of HT data needed for purposes of the roadshow.

          (n) HT shall, during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Section 13(a) of the Exchange Act.

     3.2     Registration  Expenses.  In  connection  with  any  Registration
             ----------------------
effected hereunder, HT shall pay all expenses incurred in connection with such registration (the "Registration Expenses"), including without limitation: (i)
                     ----------------------
registration and filing fees with the Commission and the National Association of Securities Dealers, Inc., (ii) all fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, messenger and delivery expenses, (iv) fees and expenses incurred in connection with the listing or quotation of the Registrable Securities, (v) fees and expenses of counsel to HT and the fees and expenses of independent certified public accountants for HT (including fees and expenses associated with the special audits or the delivery of comfort letters together with the fees and expenses of one counsel for the Selling Holders), (vi) the fees and expenses of any additional experts retained by HT in connection with such registration, (vii) all roadshow costs and expenses not paid by the Underwriters, and (viii) the fees and expenses of other persons retained by HT, whether or not any registration statement becomes effective; provided that in no event shall Registration Expenses include any underwriting discounts or commissions or transfer taxes or the reasonable fees and expenses of more than one counsel for the Selling Holders.

                                   ARTICLE IV

                        INDEMNIFICATION AND CONTRIBUTION
                        --------------------------------

     4.1     Indemnification  By  HT.  HT agrees to indemnify, and hold harmless
             -----------------------
each Selling Holder and their respective officers, directors, partners, shareholders, members, employees, agents and representatives and each Person (if any) which controls a Selling Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys' fees) caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if HT shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by or based upon any information furnished in writing to HT by or on behalf of such Selling Holder expressly for use therein or by such Selling Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after HT has furnished such Selling Holder with copies of the same; provided, however, that HT shall have no obligation to indemnify under this sentence to the extent any such losses, claims, damages or liabilities have been finally and non-appealably determined by a court of competent jurisdiction to have resulted from such Selling Holder's willful misconduct or gross negligence. HT also agrees to indemnify any Underwriter of the Registrable Securities, their officers and directors and each person who controls such Underwriter on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 4.1, except insofar as such losses, claims, damages or liabilities are caused by or based upon any information furnished in writing to HT by or on behalf of such Underwriter expressly for use therein or by such Underwriter's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after HT has furnished the Underwriter with copies of the same; provided, however, that HT shall have no obligation to indemnify under this sentence to the extent any such losses, claims, damages or liabilities have been finally and non-appealably determined by a court to have resulted from any such Underwriter's willful misconduct or gross negligence. The obligations of HT under this Section 4.1 shall be in addition to any liability which HT may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 4.1 shall be in addition to any liability which such Indemnified Person may otherwise have to HT. The remedies provided in this
Section 4.1 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

     4.2     Indemnification  By Selling Holders.  Each Selling Holder agrees to
             -----------------------------------
indemnify, and hold harmless HT, its officers and directors, and each Person, if any, which controls HT within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys' fees) caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if HT shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information furnished in writing by or on behalf of such Selling Holder expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto or any preliminary prospectus. Each Selling Holder also agrees to indemnify and hold harmless any Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of HT provided in this Section 4.2, but only with reference to information furnished in writing by or on behalf of such Selling Holder expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto or any preliminary prospectus. Each such Selling Holder's liability under this Section
4.2 shall be limited to an amount equal to the net proceeds (after deducting the applicable underwriting discount and expenses associated with such Selling Holder's Registrable Securities sold thereunder) received by such Selling Holder from the sale of such Registrable Securities by such Selling Holder. The obligation of each Selling Holder hereunder shall be several and not joint.

     4.3     Conduct  Of  Indemnification  Proceedings.  In  case any proceeding
             -----------------------------------------
(including any investigation by any court, governmental, regulatory or administrative agency or commission or other governmental authority or instrumentality, domestic (federal, state or municipal) or foreign governmental entity) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 4.1 or Section 4.2, such Person (the "Indemnified Party") shall promptly notify the Person against whom such
 ------------------
indemnity  may  be  sought  (the  "Indemnifying  Party")  in  writing  and  the
                                   -------------------
Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded or joined parties) include both the Indemnified Party and the Indemnifying Party and, in the written opinion of counsel for the Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case any such separate firm for the Indemnified Parties exists, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent (not to be unreasonably withheld), or if a final judgment is entered for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

     4.4     Contribution.
             ------------

          (a) If the indemnification provided for in this Article IV is, by operation of law unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities in respect of which indemnity is to be provided hereunder, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall to the fullest extent permitted by law, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of such party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of HT, a Selling Holder and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (b) HT and each Selling Holder agrees that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Each Selling Holder shall not be required to contribute any amount in excess of the amount by which the net proceeds of the offering (before deducting expenses) received by such Selling Holder exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                    ARTICLE V

                                  MISCELLANEOUS
                                  -------------

     5.1     Participation  In  Underwritten  Registrations.  No  Person  may
             ----------------------------------------------
participate in any underwritten registered offering contemplated hereunder unless such Person (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, (b) completes and executes all (to the extent reasonable and customary) questionnaires, powers of attorney, custody arrangements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement and (c) furnishes in writing to HT such information regarding such Person, the plan of distribution of the Registrable Securities and other information as HT may from time to time reasonably request or as may legally be required in connection with such registration; provided, however, that no such Person shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Person's ownership of his or its Registrable Securities to be sold or transferred in a manner which is free and clear of all liens, claims and encumbrances, (ii) such Person's power and authority to effect such transfer and (iii) such matters pertaining to compliance with securities laws as may reasonably be requested; provided further, however, that the obligation of such Person to indemnify pursuant to any such underwriting agreements shall be several, and not joint and several, among such Persons selling Registrable Securities, and the liability of each such Person will be in proportion to, and provided further that such liability will be limited to, the net amount received by such Person from the sale of such Person's Registrable Securities pursuant to such registration.

     5.2     Rule  144.  HT  shall file any and all reports required to be filed
             ---------
by it under the Securities Act and the Exchange Act and shall take such further action as the Holders may reasonably request to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, HT will deliver to such Holder a written statement as to whether it has complied with such reporting requirements.

     5.3     Market  Stand-Off.  In  connection  with  the  registration of HT's
             -----------------
securities (whether or not such Holder is participating in such registration) upon the reasonable request of HT and the managing Underwriter of any Underwritten offering of HT's securities, each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any Registrable Securities (other than those included in the registration) without prior written consent of HT, or such Underwriters, as the case may be, for such period of time (not to exceed 180 days from the effective date of such registration) as HT and the managing Underwriter may reasonably specify.

     5.4     Amendments,  Waivers,  Etc.  This  Agreement  may  not  be amended,
             --------------------------
waived or otherwise modified or terminated except by an instrument in writing signed by HT and the Holders of at least two-thirds of the Registrable Securities then held by all the Holders.

     5.5     Counterparts.  This  Agreement  may  be  executed  and  delivered
             ------------
(including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     5.6     Entire  Agreement.  This  Agreement,  together  with the Securities
             -----------------
Purchase Agreement and the other agreements, instruments and documents referred to therein, constitutes the entire agreement of the parties hereto and supersedes all prior agreements, letters of intent and understandings, both written and oral, among the parties with respect to the subject matter hereof.

     5.7     Articles,  Sections.  Unless  the  context  indicates  otherwise,
             -------------------
references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement.

     5.8     Governing Law;  Choice of Forum.  This Agreement shall be construed
             -------------------------------
in accordance with and governed by, the internal laws of the State of Maryland (without giving effect to such State's principles of conflicts of laws principles). Each of the parties hereto hereby irrevocably consents, to the maximum extent permitted by law, that any action or proceeding relating to this Agreement or the transactions contemplated hereby shall be brought, at the option of the party instituting the action or proceeding, in any court of general jurisdiction in New York County, New York, in the United States District Court for the Southern District of New York or in any state or federal court sitting in the area currently comprising the Southern District of New York. Each of the parties hereto waives any objection that it may have to the conduct of any action or proceeding in any such court based on improper venue or forum non conveniens, waives personal service of any and all process upon it, and consents that all service of process may be made by mail or courier service directed to it at the address set forth herein and that service so made shall be deemed to be completed upon the earlier of actual receipt or ten days after the same shall have been posted or delivered to a nationally recognized courier service. Nothing contained in this Section 5.8 shall affect the right of any party hereto to serve legal process in any other manner permitted by law.

     5.9     Assignment  of  Registration  Rights.  Each  Holder  of Registrable
             ------------------------------------
Securities may assign all or any part of its rights under this Agreement to any person to whom such Holder sells, assigns, transfers, conveys or pledges such Registrable Securities. In the event that the Holder shall assign its rights pursuant to this Agreement in connection with the transfer of less than all of its Registrable Securities, the Holder shall also retain its rights with respect to its remaining Registrable Securities.

     5.10     Parties  in  Interest.
              ---------------------

          (a) This Agreement shall be binding upon and inure to the benefit of HT and any successor organization which shall succeed to substantially all of the business and property of HT, whether by merger, consolidation, acquisition of all or substantially all of the assets of HT or otherwise, including by operation of law ("Successor"). HT hereby covenants and agrees that it shall
                      ---------
cause any Successor to adopt and assume this Agreement. If a parent entity of HT or its Successor becomes the issuer of the Registrable Securities, then HT or such Successor shall cause such parent entity to adopt and assume this Agreement to the same extent as if the parent entity were HT or such Successor.

          (b) If, after the date hereof and prior to the Commission declaring the registration statement to be filed pursuant to Section 2.1, 2.2 or
2.3 effective under the Securities Act, HT grants to any Person any registration rights with respect to any HT securities which contain terms that are more favorable to such other Person than those provided in this Agreement are to the Holder, then HT forthwith shall grant (by means of an amendment to this Agreement or otherwise) identical registration rights to all Holders hereunder.

     5.11     Notices.  All  notices and other communications hereunder shall be
              -------
in writing and shall be deemed given if delivered personally, telecopied, or mailed by registered or certified mail (return receipt requested), or sent by Federal Express or other recognized overnight courier, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a)  If to CHP, to:
               CNL Hospitality Properties, Inc.
               CNL Center at City Commons
               450 South Orange Avenue
               Orlando, Florida 32801-3336
               Facsimile:
               Attn: Brian Strickland

               with a copy (which shall not constitute notice hereunder) to:

               Greenberg Traurig, LLP
               The MetLife Building
               200 Park Avenue
               New York, New York 10166
               Facsimile: 212-801-6400
               Attn: Judith Fryer, Esq.
                     Alan S. Gaynor, Esq.

          (b)  If to HT or HLP, to:

               Hersha Hospitality Trust
               148 Sheraton Drive
               Box A
               New Cumberland, Pennsylvania 17070
               Facsimile: 717-974-7383
               Attn: Hasu P. Shah

               with a copy (which shall not constitute notice) to:

               Hunton & Williams
               951 East Byrd Street
               Richmond, Virginia 23219
               Facsimile: 804-788-8218
               Attn: Cameron N. Cosby, Esq.
                     Randall Parks, Esq.

     Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be deemed received on the date of delivery, if hand delivered, on the date of receipt, if telecopied, three business days after the date of mailing, if mailed by registered or certified mail, return receipt requested, and one business day after the date of sending, if sent by Federal Express or other recognized overnight courier.

     5.12     Headings.  The  headings  contained  in  this  Agreement  are  for
              --------
convenience of reference only and are not part of the substance of this Agreement.

     5.13     Specific  Enforcement.  The parties recognize that in the event HT
              ---------------------
should refuse to perform under the provisions of this Agreement, monetary damages alone will not be adequate.

Accordingly, CHP shall be entitled, in addition to any other remedies which may be available, including money damages, to obtain specific performance of the terms of this Agreement. In the event of any action to enforce this Agreement specifically, HT hereby waive the defense that there is an adequate remedy at law. In no event shall HT be entitled to seek specific performance with respect to any of CHP's obligations arising under this Agreement.

     IN WITNESS WHEREOF, HT and each Holder has caused this Agreement to be signed by its duly authorized officer as of the date first written above.

                                         CNL  HOSPITALITY  PARTNERS,  L.P.

                                         By:  CNL  HOSPITALITY  GP  CORP.,
                                         Its  general  partner

                                         By: /s/ Tammie A. Quinlan
                                         Name:  Tammie  A.  Quinlan
                                         Title: Senior  Vice  President

                                         HERSHA  HOSPITALITY  TRUST

                                         By: /s/ Ashish R. Parikh
                                         Name:  Ashish  R.  Parikh
                                         Title: Chief  Financial  Officer



                (SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)